EXHIBIT 99.1

RALPH LAUREN CORPORATION ANNOUNCES CEO DEPARTURE
The Company and Stefan Larsson Mutually Agree to Part Ways; Company Will Conduct CEO Search; Execution of the Way Forward Plan Will Continue
NEW YORK—February 2, 2017 – Ralph Lauren Corporation (NYSE: RL) today announced that Stefan Larsson, President and Chief Executive Officer, will depart from the Company on May 1. A search for a new Chief Executive Officer will be conducted. The Company will continue to execute the Way Forward Plan announced in June 2016, and Chief Financial Officer Jane Nielsen will lead the execution of the Plan until a new CEO joins the Company.
Ralph Lauren, Executive Chairman and Chief Creative Officer, said: “Stefan and I share a love and respect for the DNA of this great brand, and we both recognize the need to evolve. However, we have found that we have different views on how to evolve the creative and consumer-facing parts of the business. After many conversations with one another, and our Board of Directors, we have agreed to part ways. I am grateful for what Stefan has contributed during his time with us, setting us in the right direction with the Way Forward Plan.”
Mr. Lauren continued: “We have built a strong foundation for future growth, including strengthening our team, refocusing our brands, evolving our products and our marketing, improving our operations and reducing our costs.  The Board and I are committed to the execution of the Way Forward Plan and continuing to move our business and iconic brand forward as we have done for the last 50 years.”
Mr. Larsson said: “In June, we announced a plan to refocus the Company on what made it iconic, evolve that for today and build our brand to its full potential. That plan is on track -- I am proud of the progress the whole team has made and I am committed to ensuring its uninterrupted execution. Ralph will always be an inspiration to me, and I am grateful to have had this experience.”
The Company will further discuss the initiatives underway as part of the Way Forward Plan and its third quarter Fiscal 2017 results on its earnings conference call today at 9:00 AM Eastern.
ABOUT RALPH LAUREN CORPORATION

Ralph Lauren Corporation (NYSE:RL) is a global leader in the design, marketing and distribution of premium lifestyle products in four categories: apparel, home, accessories and fragrances. For 50 years, Ralph Lauren's reputation and distinctive image have been consistently developed across an expanding number of products, brands and international markets. The Company's brand names, which include Ralph Lauren Purple Label, Ralph Lauren Collection, Double RL, Polo Ralph Lauren, Polo Sport, Polo Ralph Lauren Children’s, Ralph Lauren Home, Lauren Ralph Lauren, RLX, Denim & Supply Ralph Lauren, American Living, Chaps and Club Monaco, constitute one of the world's most widely recognized families of consumer brands. For more information, go to http://investor.ralphlauren.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release and oral statements made from time to time by representatives of the Company contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company's future results and financial condition, revenues, store openings and closings, employee reductions, margins, expenses and earnings and are indicated by words or phrases such as "anticipate," "estimate," "expect," "project," "we believe" and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company's expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. The factors that could cause actual results to materially differ include, among others: the loss of key personnel, including Mr. Ralph Lauren, or other changes in our executive and senior management team or to our operating structure, and our ability to effectively transfer knowledge during periods of transition; our ability to successfully implement our Way Forward Plan and long-term growth strategy, which entails evolving our operating model to enable sustainable, profitable sales growth by significantly reducing supply chain lead times, employing best-in class sourcing, and capitalizing on our repositioning initiatives in certain brands, regions, and merchandise categories; our ability to achieve anticipated operating enhancements and/or cost reductions from our restructuring plans, which could include the potential sale, discontinuance, or consolidation of certain of our brands; the impact to our business resulting from potential costs and obligations related to the early termination of our long-term, non-cancellable leases; our efforts to improve the efficiency of our distribution system and to continue to enhance, upgrade, and/or transition our global information technology systems and our global e-commerce platform; our ability to secure our facilities and systems and those of our third-party service providers from, among other things, cybersecurity breaches, acts of vandalism, computer viruses, or similar Internet or email events; our exposure to currency exchange rate fluctuations from both a transactional and translational perspective;  the impact to our business resulting from increases in the costs of raw materials, transportation, and labor; our ability to continue to maintain our brand image and reputation and protect our trademarks; the impact to our business resulting from the United Kingdom's referendum vote to exit the European Union and the uncertainty surrounding the terms and conditions of such a withdrawal, as well as the related impact to global stock markets and currency exchange rates; the impact of the volatile state of the global economy, stock markets, and other global economic conditions on us, our customers, our suppliers, and our vendors and on our ability and their ability to access sources of liquidity; the impact to our business resulting from changes in consumers’ ability or preferences to purchase premium lifestyle products that we offer for sale and our ability to forecast consumer demand, which could result in either a build-up or shortage of inventory; changes in the competitive marketplace, including the introduction of new products or pricing changes by our competitors, and consolidations, liquidations, restructurings, and other ownership changes in the retail industry; a variety of legal, regulatory, tax, political, and economic risks, including risks related to the importation and exportation of products, tariffs, and other trade barriers which our international operations are currently subject to, or may become subject to as a result of potential changes in legislation, and other risks associated with our international operations, such as compliance with the Foreign Corrupt Practices Act or violations of other anti-bribery and corruption laws prohibiting improper payments, and the burdens of complying with a variety of foreign laws and regulations, including tax laws, trade and labor restrictions, and related laws that may reduce the flexibility of our business; the impact to our business of events of unrest and instability that are currently taking place in certain parts of the world, as well as from any terrorist action, retaliation, and the threat of further action or retaliation; our ability to continue to expand or grow our business internationally and the impact of related changes in our customer, channel, and geographic sales mix as a result; changes in our tax obligations and effective tax rates; changes in the business of, and our relationships with, major department store customers and licensing partners; our intention to introduce new products or enter into or renew alliances and exclusive relationships; our ability to access sources of liquidity to provide for our cash needs, including our debt obligations, payment of dividends, capital expenditures, and potential repurchases of our Class A common stock; our ability to open new retail stores, concession shops, and e-commerce sites in an effort to expand our direct-to-consumer presence; our ability to make certain strategic acquisitions and successfully integrate the acquired businesses into our existing operations; the potential impact to the trading prices of our securities if our Class A common stock share repurchase activity and/or cash dividend rate differs from investors' expectations; our ability to maintain our credit profile and ratings within the financial community; the potential impact on our operations and on our suppliers and customers resulting from natural or man-made disasters; and other risk factors identified in the Company's Annual Report on Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
SOURCE: Ralph Lauren Corporation
Corporate Communications:
Katie Ioanilli, 212-205-5947
katie.ioanilli@ralphlauren.com

Investor Relations:
Evren Kopelman, 212-813-7862